Exhibit 10.38
Amendment No 5
Manufacturing Services and Supply Agreement
[*] Weeks Min Max Project
This Amendment No. 5 to the Manufacturing Services and Supply Agreement (“Amendment”) is entered into between Solectron Corporation, a Delaware corporation, and its subsidiaries and affiliates, which includes Solectron Technology Singapore Ltd., Solectron Technology Sdn. Bhd, Solectron Netherlands BV and any other Offshore Business Headquarters (together or individually, “Solectron”), and Asyst Technologies, Inc., and its subsidiaries and affiliates (together or individually, “Asyst”), effective March 20, 2006 (the “Amendment Effective Date”), and amends to the extent expressly provided below the Manufacturing Services and Supply Agreement dated September 5, 2002 between Asyst and Solectron (and as previously amended on September 23, 2003, February 17, 2005, June 10, 2005, and December 6, 2005 the “Agreement”).
WHEREAS, the parties are entering into this Amendment for the purpose of implementing a stocking program to help reduce Asyst customer lead-times to [*] weeks for certain products.
All terms not expressly defined in this Amendment shall be given the same meaning and intent as defined or provided in the Agreement.
Solectron and Asyst agree to the following additional terms and conditions with respect to implementing a minimum/maximum (“min/max”) model for the Asyst “[*]” product (the “[*] Product”).
1.	Solectron will stock the [*] Product finished goods inventory (“[*] FGI”) at a level no lower than $[*] and a maximum [*] FGI level of $[*], each such inventory level to be determined by the number of the respective [*] Products multiplied by Asyst’s standard cost for such [*] Products (the “[*] Product Value”). The parties will review the min/max levels monthly.

2.	Solectron will suggest changes to the [*] FGI min/max levels required based on historical performance. The [*] FGI min/max levels will be revised when agreed in writing by Asyst and Solectron, which writing will automatically be incorporated into this Amendment by reference.

3.	Asyst’s liability with respect to raw materials, including as necessary to maintain the min/max levels and for the [*] FGI, shall remain as set forth in the Agreement.

4.	Solectron will only be required to build [*] Product to the maximum level as indicated herein and will only be required to refresh the minimum level upon the depletion or reduction of the minimum inventory levels.

5.	Asyst will be invoiced according to the agreed upon pricing for the [*] Product and subject to the terms for payment as set forth in the Agreement upon delivery of [*] Products from the [*] FGI. Delivery shall be as set forth in the Agreement.
Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

6.	[*] Products will be held by Solectron in the [*] FGI for a maximum of [*] days and will be tracked according to the methods currently in place with respect tracking of finished goods and in the format attached hereto as Exhibit A; after [*] days Asyst will be required to purchase such [*] Products. If any [*] Product purchased pursuant to this Section 6 by Asyst is to be held by Solectron, then Asyst shall pay a monthly carrying charge of [*] percent ([*]%) of the [*] Product Value of such [*] Product, calculated from the date of purchase by Asyst (which date of purchase shall be the [*] day such [*] Product is held by Solectron) until removed from Solectron’s premises by Asyst.

7.	The [*] Product leadtime and master production schedule loading procedure is set forth in the attached Exhibit B to this Amendment and made a part hereof by this reference.
All other Sections of the Agreement, to the extent not expressly amended in this Amendment, shall remain unchanged and in full force and effect. Nothing herein shall otherwise amend, modify or extend any right, obligation or liability of the parties under the Agreement.
Executed and agreed on the dates shown below.

Agreed:		Agreed:
Solectron Corporation		Asyst Technologies, Inc.

By:	/s/ Darryl Payton	By:	/s/ Steve Debenham

	Authorized Signature		Authorized Signature

Title:	Director Contracts & Compliance	Title:	VP, GC

Date:	03-20-06	Date:	3/21/06

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT A

52WK No
																			Fremont		Demand		180 Aged
																			contra	ECN	Parts OH	Total	Excess +
																SLR OH	180 Aged	90 Aged	QTY (from	Parts and	Qty (from	Proposed	Proposed
	Customer	Descriptio		Product								180 Aged	90 Aged			Excess	MRB	MRB	E&O	Others	E&O	Buyback	Buyback	90 Aged
Part No.	P/N	n	Std. Cost	Line	OH	BH 180	IN 180	US 180	BH 90	IN 90	US 90	Excess	Excess	MRB	Contra	Liability	Contra	Contra	Report)	(Aug'05)	Report)	Qty	$$	Excess $$	Remark

Exhibit B
[*] Leadtime MPS loading Procedure
Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.